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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 21, 1997



                               TMP WORLDWIDE INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



    Delaware                    0-21571                         13-3906555
--------------           ---------------------             -------------------
(State of                (Commission File No.)              (I.R.S. Employer
Incorporation)                                             Identification No.)





1633 Broadway, New York, New York                                    10019
(Address of principal executive offices)                           (Zip Code)





        Registrant's telephone number, including area code: 212-977-4200




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Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         On October 21, 1997, TMP Worldwide Inc. ("TMP") issued to Lorraine Jones 16,460 shares of TMP's Common Stock pursuant to Regulation S. The shares constitute a portion of the total purchase price which TMP paid for all outstanding securities of Lorraine Jones & Associates Limited.

         All other items of this report are inapplicable.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             TMP WORLDWIDE INC.




Dated:  October 28, 1997                     By:      /s/Thomas G. Collison
                                                ---------------------------
                                                      Thomas G. Collison
                                                      Vice Chairman



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